Exhibit 10.1

FOURTH AMENDMENT & WAIVER

This Fourth Amendment & Waiver (this “Amendment”) dated as of June 8, 2009 (the “Fourth Amendment Effective Date”) is by and among MxEnergy Inc., a Delaware corporation (“MxEnergy”), MxEnergy Electric Inc., a Delaware corporation (“MxEnergy Electric”, MxEnergy and MxEnergy Electric each a “Borrower” and collectively, the “Borrowers”), MxEnergy Holdings Inc. and certain Subsidiaries thereof (collectively, the “Guarantors”), and the financial institutions and other Persons whose signatures appear below as Lenders.

PRELIMINARY STATEMENTS

A.            Reference is made to the Third Amended and Restated Credit Agreement dated as of November 17, 2008 among the Borrowers, the Guarantors, the lenders party thereto and the Administrative Agent, as amended by the First Amendment dated as of March 11, 2009, the Second Amendment & Waiver dated as of May 15, 2009, and the Third Amendment & Waiver dated as of May 29, 2009 (as amended through the date hereof, the “Credit Agreement”).  Unless otherwise expressly provided herein, capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

B.            Section 7.01(m) of the Credit Agreement provides that it is an Event of Default (1) if the Borrowers fail to deliver to the Administrative Agent and the Lenders, on or before May 15, 2009, an executed contract for a Liquidity Event, which contract shall not contemplate any financing from any of the Revolving Lenders (excluding any Revolving Lender that separately agrees to participate in any such financing of a Liquidity Event) (a “Liquidity Event Contract”) and (2) if a Liquidity Event shall not have been consummated on or before May 31, 2009.  Under the Third Amendment, the Majority Lenders waived through June 8, 2009 the requirement to provide a Liquidity Event Contract and to consummate a Liquidity Event.  As of the date hereof, the Borrowers have failed to deliver a Liquidity Event Contract to the Administrative Agent and the Lenders and to consummate a Liquidity Event (together, the “Trigger Event Requirement”).

C.            The Borrowers have requested that the Majority Lenders amend the Credit Agreement as set forth in this Amendment and waive the Trigger Event Requirement through June 15, 2009.

D.            The Lenders party hereto, constituting the Majority Lenders under the Credit Agreement, are willing to amend the Credit Agreement and waive the Trigger Event Requirement through June 15, 2009, each on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

AGREEMENT

Section 1.               Amendments to Credit Agreement.

(a)           Amendments to Section 1.01.

(i)            Paragraph (k) of the definition of “Borrowing Base” is hereby amended in its entirety to read as follows:

(k)(i) 120% of the Swap Termination Value owed by a Borrower or any of its Subsidiaries for any Swap Contracts between a Borrower or any of its Subsidiaries and a Swap Counterparty (other than the hedge provider under the Master Transaction Agreement) and

(ii) 120% of the Swap Termination Value in excess of $35,000,000.00 owed by a Borrower or any of its Subsidiaries for any Swap Contracts between a Borrower or any of its Subsidiaries and the hedge provider under the Master Transaction Agreement;

(ii)           A new definition of “Fourth Amendment Effective Date” is hereby added in the appropriate alphabetical order to read as follows:

“Fourth Amendment Effective Date” means June 8, 2009.

(b)           Amendment to Exhibit B.  Row 1(k) of Exhibit B to the Credit Agreement is hereby amended in its entirety to read as follows:

(k)(i) the Swap Termination Value owed by a Borrower or any of its Subsidiaries for any Swap Contracts between a Borrower or any of its Subsidiaries and a Swap Counterparty (other than the hedge provider under the Master Transaction Agreement)	$120%	$

(ii) the Swap Termination Value in excess of $35,000,000.00 owed by a Borrower or any of its Subsidiaries for any Swap Contracts between a Borrower or any of its Subsidiaries and the hedge provider under the Master Transaction Agreement	$120%	$

Section 2.               Waiver.

(a)           The Majority Lenders hereby agree, subject to the terms and conditions of this Amendment, to waive the Trigger Event Requirement, provided, that, the Borrowers, on or before June 15, 2009, consummate a Liquidity Event or the waiver contained herein shall terminate and be of no effect as of the close of business on June 15, 2009.

(b)           The waiver by the Majority Lenders described in this Section 2 is contingent upon the satisfaction of the conditions precedent set forth below in this Amendment and the proviso in paragraph (a) above and is limited to the Trigger Event Requirement.  Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of Section 7.01(m) of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.  The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Loan Document.

Section 3.               Consent to Intercreditor Agreement Amendment.  The Majority Lenders consent to the Administrative Agent’s execution as the Credit Agreement Representative of, and direct to Administrative Agent to execute effective as the Fourth Amendment Effective Date, Amendment No. 3 dated as of June 8, 2009 to the Intercreditor Agreement in the form of the attached Exhibit A (“Intercreditor Agreement Amendment”).

Section 4.               Conditions to Effectiveness.  This Amendment shall be effective as of the Fourth Amendment Effective Date when the Administrative Agent shall have received confirmation of each of the following in form and substance satisfactory to the Administrative Agent:

(a)           counterparts of this Amendment, duly executed by each Loan Party and the Majority Lenders and of the Intercreditor Agreement Amendment duly executed by each of the parties thereto and

(b)           a duly executed amendment or waiver to the Master Transaction Agreement in form and substance satisfactory to the Administrative Agent, which shall be effective and shall amend the Master Transaction Agreement or waive the provisions thereof (i) to change the Milestones (as defined in the Master Transaction Agreement) to the Parent’s failure to initiate on or before June 30, 2009 an exchange or similar offer to holders of the Senior Notes on terms necessary to meet the conditions specified in the terms of a financing proposal the Borrowers have received for the repayment of the Obligations, (ii) to extend the Borrower’s ability to obtain hedging on an unmargined basis in accordance with the terms of the Master Transaction Agreement through July 31, 2009, (iii) to accelerate the due date for up to $3.0 million of option payments due to the hedge provider under the Master Transaction Agreement from June 30, 2009 to no later than June 11, 2009, and (iv) to defer the due date for up to $1.32 million of payments due to the Borrowers from the hedge provider under the Master Transaction Agreement from June 30, 2009 to date of the termination of the Master Transaction Agreement.

Section 5.               Representations and Warranties.  Each Loan Party jointly and severally hereby represents and warrants that, as of the Fourth Amendment Effective Date:

(a)           all representations and warranties of such Loan Party contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the Fourth Amendment Effective Date (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date) and

(b)           no Default has occurred and is continuing.

Section 6.               Consent of Guarantors; Confirmation of Guarantees.  Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guarantee contained in Article VIII of the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

Section 7.               Release; Acknowledgement of Debt.

(a)           As a material part of the consideration for the Administrative Agent and the Lenders entering into this Amendment, each Borrower and each Guarantor, on behalf of itself and its officers, directors, equity holders, Affiliates, successors and assigns, hereby releases and forever discharges the Administrative Agent, the Issuing Bank, and each Lender and their respective predecessors, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, subsidiaries, and Affiliates (each a “Lender Party”) from any and all claims, expenses, costs, causes of actions or other losses or liabilities of any nature whatsoever existing on the Fourth Amendment Effective Date, including, without limitation, all claims, expenses, costs, causes of actions or other losses or liabilities for or in respect of contribution and indemnity, whether arising at law or in equity, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Borrower or Guarantor may have or claim to have against any Lender Party under, arising out of, in connection with, or in any way related to, this Amendment, the Credit Agreement, as amended hereby, or any other Loan Documents.  For the avoidance of doubt, the provisions of this clause shall survive any termination of the Credit Agreement, as amended hereby.

(b)           As of 9 a.m. New York time on the Fourth Amendment Effective Date, (i) the aggregate outstanding principal amount of (A) Revolving Advances is $0 and (B) Bridge Loans is $5,400,000.00; and (ii) the aggregate undrawn face amount of the Letters of Credit is $100,885,181.69.

Section 8.               Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflict of laws principles.

Section 9.               Entire Agreement.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.

Section 10.             Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 11.             Headings.  The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 12.             Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Fourth Amendment Effective Date.

BORROWERS:

MXENERGY INC.

By:	/s/CHAITU PARIKH
Name:	Chaitu Parikh
Title:	Vice President and Chief Financial Officer

MXENERGY ELECTRIC INC.

By:	/s/CHAITU PARIKH
Name:	Chaitu Parikh
Title:	Vice President and Chief Financial Officer

GUARANTORS:

MXENERGY HOLDINGS INC.

By:	/s/CHAITU PARIKH
Name:	Chaitu Parikh
Title:	Vice President and Chief Financial Officer

ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS
CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
MXENERGY CAPITAL HOLDINGS CORP.
INFOMETER.COM INC.
MXENERGY CAPITAL CORP.

By:	/s/CHAITU PARIKH
Name:	Chaitu Parikh
Title:	Vice President and Chief Financial Officer

MXENERGY SERVICES INC.

By:	/s/CHAITU PARIKH
Name:	Chaitu Parikh
Title:	Vice President and Chief Financial Officer

LENDERS:

SOCIÉTÉ GÉNÉRALE

By:	/s/BARBARA PAULSEN
Name:	Barbara Paulsen
Title:	Managing Director

By:	/s/CHUNG-TAEK OH
Name:	Chung-Taek Oh
Title:	Vice President

WACHOVIA BANK, N.A.

By:	/s/STEVEN MARKUNAS
Name:	Steven Markunas
Title:	Assistant Vice President

CoBANK, ACB

By:	/s/DALE KEYES
Name:	Dale Keyes
Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/MELISSA JAMES
Name:	Melissa James
Title:	Authorized Signatory

ALLIED IRISH BANKS p.l.c.

By:	/s/JOANNE GIBSON
Name:	Joanne Gibson
Title:	Assistant Vice President

By:	/s/ROISIN O’CONNELL
Name:	Roisin O’Connell
Title:	Vice President

RZB FINANCE LLC

By:	/s/ASTRID WILKE	By:	/s/JOYCE MARIE GAPAY
Name:	Astrid Wilke	Name:	Joyce Marie Gapay
Title:	Vice President	Title:	Vice President

EXHIBIT A

Amendment No. 3 to Intercreditor Agreement

(Attached)

AMENDMENT NO. 3

This Amendment No. 3 dated as of June 8, 2009 (this “Amendment”) is among (a) Société Générale, as Administrative Agent (in such capacity, with its successors and assigns, the “Credit Agreement Representative”) for the Credit Agreement Secured Parties, (b) Société Générale, as a Secured Counterparty (“Secured Counterparty”), (c) Denham Commodity Partners Fund LP (formerly Sowood Commodity Partners Fund LP), a Delaware limited partnership (together with its successors and assigns, “Sowood”), and (d) MxEnergy Holdings Inc., a Delaware corporation, MxEnergy Inc., a Delaware corporation (“MxEnergy”), MxEnergy Electric Inc., a Delaware corporation (“MxElectric”, and together with MxEnergy, the “Borrowers”), and certain of their respective subsidiaries party thereto (the “Intercreditor Parties”).

INTRODUCTION

A.            The Borrowers, the Parent, the other Loan Parties, the Credit Agreement Representative and certain financial institutions are parties to a Third Amended and Restated Credit Agreement dated as of November 17, 2008 (as amended, supplemented, restated, or otherwise modified from time to time, the “Restated Credit Agreement”) pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers.

B.            MxEnergy, certain of the other Loan Parties, and the Secured Counterparty are parties to the Master Transaction Agreement dated as of August 1, 2006, as amended through the Twelfth Amendment to Master Transaction Agreement dated as of June 8, 2009 (the “Twelfth Amendment to Master Transaction Agreement”) pursuant to which the Secured Counterparty, among other things, provides natural gas hedging arrangements for MxEnergy (the original Master Transaction Agreement, as amended through the Twelfth Amendment to Master Transaction Agreement and as further amended, supplemented, restated, or otherwise modified from time to time, the “Master Transaction Agreement”).

C.            The Borrowers have requested, and, upon this Amendment becoming effective, the other Intercreditor Parties have agreed, that certain provisions of the Subordination and Intercreditor Agreement dated as of December 19, 2005, as amended by Amendment No. 1 dated as of August 1, 2006 and Amendment No. 2 dated as of November 7, 2008 (the original Intercreditor Agreement as so amended, the “Intercreditor Agreement”) among the Intercreditor Parties be amended in the manner provided for in this Amendment.

Therefore, the parties to this Amendment hereby agree as follows:

Section 1.               Defined Terms.  Except to the extent specifically provided otherwise herein, capitalized terms not defined herein but defined in the Intercreditor Agreement and used herein shall have the meanings given to such terms in the Intercreditor Agreement.

Section 2.               Amendment to Intercreditor Agreement.  In Section 1 of the Intercreditor Agreement, the definition of “Secured Counterparty Primary Collateral” is amended in its entirety to read as follows:

“Secured Counterparty Primary Collateral” means, with respect to each Secured Counterparty, all rights, whether now owned or hereafter acquired, and proceeds therefrom under (a) all contracts of the Borrower or any of its Subsidiaries for the sale of electricity or gas or related products to one of such Loan Party’s customers (i) for which such Secured Counterparty provides (A) any of the electricity or gas or related products or (B) commodity price hedging or futures sales of commodities, and (ii) in which a Lien is granted or purported to be granted to such Secured Counterparty as security for any Secured Counterparty Obligation owing to such Secured Counterparty, excluding, however, accounts (as defined in the UCC) with respect to such contracts, whether now owned or hereafter acquired, and all proceeds from such accounts and (b) all Collateral Accounts and Collateral Account Property.

Section 3.               Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all Intercreditor Parties shall have executed and delivered this Amendment.

Section 4.               Miscellaneous.

(a)           Representation and Warranties.  Each Intercreditor Party hereby represents and warrants to each other Intercreditor Party, as of the Amendment Effective Date, that:

(i)            Corporate Power; Authorization; Enforceable Obligations.

(1)           Such Intercreditor Party has the corporate power and authority, and the legal right, to execute, deliver, and perform its obligations under this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(2)           No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of this Amendment.

(3)           This Amendment has been duly executed and delivered on behalf of such Intercreditor Party.

(4)           This Amendment constitutes a legal, valid and binding obligation of such Intercreditor Party, enforceable against such Intercreditor Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii)           No Legal Bar.  The execution, delivery and performance of this Amendment will not violate any applicable law or contractual obligation of such Intercreditor Party and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such applicable law or contractual obligation.

(b)           Costs and Expenses.  The Borrowers agree to pay all of the out-of-pocket costs and reasonable expenses incurred by the other Intercreditor Parties in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

(c)           No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Intercreditor Agreement are and shall remain in full force and effect.

(d)           Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(e)           Counterparts.  This Amendment may be executed by one or more of the Intercreditor Parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE, as Credit Agreement Representative for and on behalf of the Credit Agreement Secured Parties

By:
Name:
Title:

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE, as Secured Counterparty

By:
Name:
Title:

MXENERGY INC.

By:
Name:
Title:

MXENERGY ELECTRIC INC.

By:
Name:
Title:

MXENERGY HOLDINGS INC.

By:
Name:
Title:

ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
MXENERGY CAPITAL HOLDINGS CORP.
MXENERGY CAPITAL CORP.
INFOMETER.COM INC.

By:
Name:
Title:

MXENERGY SERVICES INC.

By:
Name:
Title:

DENHAM COMMODITY PARTNERS FUND LP

By:	DENHAM COMMODITY PARTNERS GP LP, its general partner

By:	Denham GP LLC, its general partner

By:
Name:
Title: